FORM 8K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             May 23, 2002
                                                             -------------------


ELGIN TECHNOLOGIES, INC.
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(Exact name of registrant as specified in its charter)

DELAWARE                        0-30732                      95-4581906
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(State of other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)

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|  10 Columbia Drive, Amherst, New Hampshire                                   |
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                    (Address of principal executive offices)

Registrants telephone number, including area code     (603) 598-4700
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Not Applicable
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         (Former name or former address, if changed since last reported)

INFORMATION INCLUDED IN THIS REPORT
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ITEMS 1 thru 4, 6, 8 and 9 Not Applicable.


ITEM 5.     OTHER EVENTS

     On May 29, 2002, the company announced that Jonathan Scott Harris, President and Chief Executive Officer, was terminated effective May 23, 2002. Michael Smith, Chief Financial Officer and Executive Vice President will assume his duties. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Also, on May 29, 2002 a press release was issued announcing that the Board of Directors has directed the Company to proceed with developing a plan for reorganization and to file a petition under Chapter 11 of the Bankruptcy Code. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NO.     DESCRIPTION
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99.1          Press release announcing termination of Jonathan Scott Harris and filing for bankruptcy protection.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ELGIN TECHNOLOGIES, INC.
                                          /s/  Michael J. Smith
                                             ------------------
                                          By:  Michael J. Smith
                                          Its: Chief Financial Officer and Chief
                                          Executive Officer


Date: May 30, 2002


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